[PIONEER LOGO]


Pioneer
Small Company
Fund

ANNUAL REPORT 10/31/97

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                       1
Portfolio Summary                              2
Performance Update                             3
Portfolio Management Discussion                6
Schedule of Investments                       10
Financial Statements                          16
Notes to Financial Statements                 22
Report of Independent Public Accountants      27
Trustees, Officers and Service Providers      28
The Pioneer Family of Mutual Funds            29

Pioneer Small Company Fund

LETTER FROM THE CHAIRMAN 10/31/97

Dear Shareowner,
----------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Small Company Fund. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

Your Fund's fiscal year ended with the world's stock markets in a whirl of unprecedented volatility. Asian markets plunged after languishing for several months as they digested currency and economic changes. In the United States, the Dow Jones Industrial Average of large-company stocks took a break from its historic upward climb to experience - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Small-company stocks also sold off, but rebounded to march forward at a faster pace than large issues. Elsewhere, European and Latin American markets bounced around in a chain reaction.

October's wildness offered a clear example of how difficult, if not impossible, it is to "time the market" - to buy only when prices are lowest and sell only when prices are highest. We have always advocated buying a stock because you want to invest in a business at a price that makes sense given a realistic outlook for the company's prospects. We also believe in holding a stock until it rises to its full value, or we have reason to believe it won't meet our expectations. Market swings are always unnerving but they don't distract us, and shouldn't distract you, from long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about your Fund. The Portfolio Management Discussion offers a review of the year's activity by Todd Grady, who assumed responsibility for day-to-day portfolio management in January after having worked on the Fund since its inception in 1995. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about your Fund.

Respectfully,


/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.,
Chairman and President

                                                                              1

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Pioneer Small Company Fund

PORTFOLIO SUMMARY 10/31/97

Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

Domestic Common Stocks                          89%
Short-Term Cash Equivalents                      7%
International Common Stocks                      3%
Depositary Receipts for International Stocks     1%



Sector Distribution
----------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

Consumer Non-Durables                36%
Services                             21%
Technology                           17%
Basic Industries                     10%
Capital Goods                         7%
Financial Services                    7%
Consumer Durables                     1%
Energy                                1%


10 Largest Holdings
----------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Bally Total Fitness    4.77%       6. Morrison Knudsen Corp.     2.38%
     Holding Corp.
  2. Zapata Corp.           3.81        7. Maple Leaf Foods, Inc.     2.09
  3. American Annuity       3.02        8. Summit Care Corp.          2.05
     Group, Inc.                           Association
  4. John H. Harland Co.    2.95        9. Anacomp, Inc.              1.91
  5. First Brands Corp.     2.91       10. MagneTek, Inc.             1.84

 Fund holdings will vary for other periods.

2
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Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/97                            CLASS A SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $15.31         $12.66

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                                 -         $0.911                   -

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

[boxed text]
Average Annual Total Returns
(As of October 31, 1997)

               Net Asset   Public Offering
Period           Value         Price*
Life-of-Fund     28.37%         24.62%
(11/02/95)
1 Year           29.88          22.43

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[graph]
Growth of $10,000+

                      Pioneer Small   Russell 2000
                      Company Fund*      Index

        11/30/95          9,425         10,000
        12/31/95          9,592         10,264
         1/31/96          9,860         10,253
         2/29/96         10,129         10,572
         3/31/96         10,505         10,788
         4/30/96         11,383         11,364
         5/31/96         12,046         11,812
         6/30/96         11,598         11,327
         7/31/96         10,908         10,338
         8/31/96         11,222         10,938
         9/30/96         11,490         11,366
        10/31/96         11,338         11,190
        11/30/96         11,777         11,651
        12/31/96         11,908         11,957
         1/31/97         12,600         12,196
         2/28/97         12,677         11,900
         3/31/97         12,110         11,339
         4/30/97         11,638         11,370
         5/31/97         12,658         12,635
         6/30/97         13,196         13,177
         7/31/97         13,966         13,790
         8/31/97         14,351         14,105
         9/30/97         15,389         15,138
        10/31/97         14,726         14,473


+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/97                            CLASS B SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $15.10         $12.59

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                                 -         $0.911                   -

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

[boxed text]
Average Annual Total Returns
(As of October 31, 1997)
                 If        If
Period          Held    Redeemed*
Life-of-Fund    27.48%    25.90%
(11/02/95)
1 Year          28.88     24.88


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[graph]

Growth of $10,000+

                     Pioneer Small   Russell 2000
                     Company Fund*         Index

        11/30/95         10,000         10,000
        12/31/95         10,158         10,264
         1/31/96         10,442         10,253
         2/29/96         10,717         10,572
         3/31/96         11,106         10,788
         4/30/96         12,026         11,364
         5/31/96         12,728         11,812
         6/30/96         12,244         11,327
         7/31/96         11,504         10,338
         8/31/96         11,827         10,938
         9/30/96         12,111         11,366
        10/31/96         11,941         11,190
        11/30/96         12,387         11,651
        12/31/96         12,515         11,957
         1/31/97         13,238         12,196
         2/28/97         13,310         11,900
         3/31/97         12,708         11,339
         4/30/97         12,209         11,370
         5/31/97         13,269         12,635
         6/30/97         13,829         13,177
         7/31/97         14,624         13,790
         8/31/97         15,012         14,105
         9/30/97         16,092         15,138
        10/31/97         14,989         14,473

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PERFORMANCE UPDATE 10/31/97                            CLASS C SHARES

Share Prices and Distributions
----------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $15.11         $12.59

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96 - 10/31/97)      Dividends      Capital Gains      Capital Gains
                                 -         $0.911                   -

Investment Returns
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

[boxed text]
Average Annual Total Returns
(As of October 31, 1997)
                 If        If
Period          Held    Redeemed*
Life-of-Fund    24.85%    24.85%
(1/31/96)
1 Year          28.96     28.96

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[graph]

Growth of $10,000

                     Pioneer Small   Russell 2000
                     Company Fund*       Index

         1/31/96         10,000         10,000
         2/29/96         10,263         10,312
         3/31/96         10,636         10,522
         4/30/96         11,526         11,084
         5/31/96         12,189         11,521
         6/30/96         11,726         11,048
         7/31/96         11,026         10,083
         8/31/96         11,326         11,668
         9/30/96         11,599         11,085
        10/31/96         11,435         10,914
        11/30/96         11,871         11,364
        12/31/96         11,985         11,662
         1/31/97         12,687         11,895
         2/28/97         12,746         11,607
         3/31/97         12,170         11,059
         4/30/97         11,692         11,090
         5/31/97         12,707         12,323
         6/30/97         13,244         12,852
         7/31/97         14,005         13,450
         8/31/97         14,386         13,757
         9/30/97         15,410         14,764
        10/31/97         14,747         14,116

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97

Dear Shareowner,
----------------------------------------------------------------------------

Pioneer Small Company Fund completed its fiscal year on October 31, 1997 in the midst of nearly unprecedented volatility in global stock markets. All but one major U.S. stock market index declined over the last fiscal quarter, although they all closed the year with positive results. Importantly for your Fund, the one exception was the Russell 2000 Index of small company stocks, which closed the year strong. It advanced 4.95% over the quarter, and posted a gain of 29.33% for the year.

Your Fund also turned in good results, even though small company stocks shifted gears many times over the course of the year. For the 12 months ended October 31, Class A Shares produced a 29.88% total return at net asset value. The Fund outpaced the Russell 2000 Index and the 26.45% average return for the 442 small cap funds tracked by Lipper Analytical Services.

A Strong Year for U.S. Stocks

When the fiscal year began, returns on small stocks were trailing the spectacular gains posted by the large stocks in the Dow Jones Industrial Average. Investors had turned conservative in the wake of the previous summer's sell-off in smaller growth stocks, particularly technology issues. Instead of branching out to smaller, less familiar companies, they gravitated toward big, well-known companies presumed to offer stability and predictable earnings growth. This attitude continued through the end of 1996, and prices of small company stocks generally languished.

In the first calendar quarter of 1997, the U.S. economy grew at nearly double the expected rate. Large company stocks continued to roar ahead as investors expected them to benefit the most from strong economic growth. However, the pace of expansion was too torrid for the Federal Reserve, and it raised short-term interest rates by one-quarter of a percentage point on March 25. The overall stock market declined briefly, but prospects for a slower economy prompted investors to look at small and mid-size stocks, which went on to perform well through most of the summer.

Pioneer Small Company Fund


Concerns about accelerating economic growth and a possible rise in inflation persisted through the autumn, spurring investor uncertainty and wide swings in stock prices. The Fed's decision not to raise rates in September sent a signal that economic growth was proceeding at a slower, more sustainable pace. With renewed confidence, investors moved away from large companies and toward smaller stocks. In October, turmoil in Asian economies and currencies sparked a global sell-off of stocks of all kinds. When the smoke cleared, however, stocks of smaller companies - especially those with little business exposure to Asia and its currencies - snapped back to outpace many bigger stocks.

An Aggressive Value Strategy

A clear trend re-emerged this year - prices of smaller stocks declined when the economy accelerated and rose when it slowed. While this made for some periods of disappointing short-term performance, it also created opportunities to buy stocks of good companies inexpensively. The final days of the fiscal year, in particular, proved to be a bargain hunter's delight, as had other periods of widespread selling.

This played right into our "aggressive value" style of investing. Over the course of the year, we added 55 new positions to the portfolio, spanning 25 industries. We look for stocks trading at prices substantially below what we see as the business's true worth. Our search focuses on finding companies ready for turnaround, ripe for takeover or whose stock price has been extremely, and undeservedly, beaten down. We evaluate financial fundamentals, such as cash flow, debt and earnings growth. Other factors are also important, such as product innovation and viability, market share and the quality of management, including their ownership stake in the business. We like to buy early, so our approach means it often takes time for tangible improvement to catch other investors' attention. While we wait, these low-priced stocks often provide price protection in a market downturn.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97               (continued)


Picking Stocks from the Bottom Up

We pick stocks for the portfolio one at a time - looking "bottom up" at a company's individual merits. As of October 31, the portfolio contained 115 stocks representing 32 industries. The 20 largest positions accounted for 43.9% of equity holdings, for an average position of about 2%. Among these, the most successful this year were health-club operator Bally Total Fitness Holding and diversified consumer-products maker First Brands; when the market dipped, we bought more shares. Another company we like quite a bit is John H. Harland, a check and label maker. We think it is primed for a turnaround, downsizing from 40 to eight manufacturing plants under the direction of new, ambitious management.

We added a number of technology companies to the portfolio when their stock prices fell. Generally, we prefer enterprises that make or sell finished products rather than components. Examples include computer distributor Micro Warehouse and Picturetel, the industry leader in video-conferencing with a 60% market share in this growing business. Both have posted gains since we added them to the portfolio.

Of course, there are always some disappointments. Mid-priced furniture retailer Levitz, despite installing new management and making significant business changes, could not overcome slow sales and declared bankruptcy in September. Some apparel stocks also were down, including Marisa Christina, which lost preferred retail shelf space, and sales, to larger brand names with more clout.

A Look Ahead

Moving into 1998, we see several encouraging signs for small, value-oriented stocks. Investors' mania for large companies at any price seems to have given way to a broader view. Worries that a slowing economy will cut into earnings growth and profits have been compounded by fears that the unsettled Far East could have dire consequences for large, multi-national companies.

Pioneer Small Company Fund


We like the mix of stocks in the Fund currently. Even though many turned in good results this year, we think most still have more to offer. While we can't predict exactly when, or even if, a company will turn the corner, we think the portfolio presents a blend of opportunities for near-term gains, investments poised to work over the course of the next year and others we expect to bear fruit some time in the next two or three years.

We will continue to actively manage the portfolio - adding stocks that meet our aggressive value criteria, taking profits when stocks reach our price targets and weeding out disappointing holdings. While there will inevitably be times when small company stocks are out of favor, we think the Fund is on track to provide strong results for shareowners with a long-term outlook.

Respectfully,

/s/ Todd Grady
--------------
Todd Grady,
Portfolio Manager

Pioneer Small Company Fund

SCHEDULE OF INVESTMENTS 10/31/97

Shares                                                          Value
              COMMON STOCKS - 92.6%
              Basic Industries - 9.5%
              Chemicals - 1.1%
   387,000    Specialty Chemical Resources, Inc.*+         $   483,750
 1,314,000    Uniroyal Technology Corp. *+                   5,502,375
                                                           -----------
                                                           $ 5,986,125
                                                           -----------
              Containers - 5.5%
   426,000    BWay Corp.*                                  $ 8,173,875
   193,200    Interlake Corp.*                               1,014,300
   240,000    Sun Coast Industries, Inc.*+                   1,230,000
 2,556,300    Zapata Corp.+                                 19,012,481
                                                           -----------
                                                           $29,430,656
                                                           -----------
              Forest Products - 1.6%
   760,200    Crown Vantage, Inc.*+                        $ 8,457,225
                                                           -----------
              Gold & Precious Metals - 0.0%
    50,000    Royal Oaks Mines, Inc.*                      $   121,250
                                                           -----------
              Iron & Steel - 1.0%
   505,600    Kentucky Electric Steel, Inc.*+              $ 3,539,200
   145,447    Keystone Consolidated Industries, Inc.*        1,890,812
    36,000    Russel Metals, Inc.*                             134,104
                                                           -----------
                                                           $ 5,564,116
                                                           -----------
              Metals & Mining - 0.3%
    55,000    Cambior Inc.                                 $   433,125
    36,000    Inco, Ltd.                                       625,820
    30,000    TVX Gold Inc.*                                   129,000
   111,500    Uranium Resources, Inc.*                         627,187
                                                           -----------
                                                           $ 1,815,132
                                                           -----------
              Total Basic Industries                       $51,374,504
                                                           -----------
              Capital Goods - 6.3%
              Aerospace/Defense - 0.2%
    68,600    Talley Industries, Inc.*                     $   810,338
                                                           -----------
              Construction & Engineering - 2.6%
    25,800    Coastcast Corp.*                             $   377,325
   131,500    Dames & Moore Group                            1,635,531


10    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

Shares                                                          Value
              Construction & Engineering - (continued)
 1,008,600    Morrison Knudsen Corp.*                      $11,851,050
                                                           -----------
                                                           $13,863,906
                                                           -----------
              Producer Goods - 2.2%
   366,000    Ferrofluidics Corp.*+                        $ 2,562,000
   524,500    Nashua Corp.*+                                 7,146,312
   160,500    Trikon Technologies, Inc.*                       621,938
   137,300    Unit Instruments, Inc.*                        1,544,625
                                                           -----------
                                                           $11,874,875
                                                           -----------
              Telecommunications - 1.3%
   285,000    Picturetel Corp.*                            $ 2,636,250
   394,556    Salient 3 Communications, Inc.+                4,586,713
                                                           -----------
                                                           $ 7,222,963
                                                           -----------
              Total Capital Goods                          $33,772,082
                                                           -----------
              Consumer Durables - 1.2%
              Durables - 1.2%
    58,800    National Presto Inds. Inc.                   $ 2,274,825
   423,000    River Oaks Furniture, Inc.*+                           0
   519,600    Royal Appliance Manufacturing Co.*             4,091,850
                                                           -----------
              Total Consumer Durables                      $ 6,366,675
                                                           -----------
              Consumer Non-Durables - 33.4%
              Misc. Consumer Non-Durables - 0.9%
   314,700    Johnson Worldwide Associates Inc.*           $ 4,877,850
                                                           -----------
              Agriculture & Food - 0.5%
   110,000    Alico, Inc.                                  $ 2,667,500
                                                           -----------
              Consumer Luxuries - 4.4%
 1,338,900    Bally Total Fitness Holding Corp.*+          $23,765,475
                                                           -----------
              Home Products - 5.7%
 1,091,000    EKCO Group, Inc.+                            $ 7,568,812
   568,700    First Brands Corp.                            14,501,850
   314,700    Stanhome Inc.                                  8,791,931
                                                           -----------
                                                           $30,862,593
                                                           -----------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/97                    (continued)

Shares                                                                   Value
              Retail Food - 3.9%
   546,500    Buttrey Food & Drug Stores Co.*+                     $  6,148,125
   965,800    Maple Leaf Foods, Inc.                                 10,416,263
    25,000    Ralcorp Holdings, Inc.*                                   464,062
    32,500    Suprema Specialities, Inc.*                                97,500
   440,686    WLR Foods, Inc.                                         3,966,174
                                                                   ------------
                                                                   $ 21,092,124
                                                                   ------------
              Retail Non-Food - 11.7%
   137,900    Blair Corp.                                          $  2,482,200
   200,000    Brown Group Inc.                                        3,025,000
   590,000    Catherines Stores Corp.*+                               3,392,500
 1,498,000    CML Group                                               4,774,875
   524,000    Charming Shoppes, Inc.*                                 2,718,250
   641,100    Drug Emporium, Inc.*                                    2,724,675
   801,500    Dylex Limited*                                          4,634,920
    10,300    Harold's Stores, Inc.*                                     84,975
 1,090,000    InterTAN, Inc.*+                                        5,586,250
 2,534,600    Jan Bell Marketing, Inc.*+                              7,445,387
   576,500    Lechters, Inc.*                                         3,134,719
   360,000    Micro Warehouse, Inc.                                   5,400,000
 1,199,200    Phar-Mor, Inc.*+                                        8,581,775
   481,800    The Stride Rite Corp.                                   5,661,150
   763,400    Transmedia Network Inc.+                                3,101,313
                                                                   ------------
                                                                   $ 62,747,989
                                                                   ------------
              Soft Drinks - 1.1%
   840,000    Pepsi-Cola Puerto Rico Bottling Co. (Class B)*+      $  5,932,500
                                                                   ------------
              Textiles/Clothes - 5.2%
   332,100    Angelica Corp.                                       $  6,475,950
   879,500    Chic by H.I.S., Inc.*+                                  6,761,156
    25,000    Cone Mills Corp.*                                         217,187
   690,000    Donnkenny, Inc.*                                        2,501,250
   153,000    Johnston Industries, Inc.                                 889,312
   646,500    Marisa Christina, Inc.*+                                3,636,562
   326,000    Norton McNaughton, Inc.*                                1,996,750
 1,066,500    Tultex Corp.*                                           5,332,500
                                                                   ------------
                                                                   $ 27,810,667
                                                                   ------------
              Total Consumer Non-Durables                          $179,756,698
                                                                   ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

Shares                                                          Value
              Energy - 1.3%
              Oil Refining & Drilling - 1.3%
   390,000    Abacan Resources*                            $ 1,218,750
 1,780,000    Arakis Energy Corp.*                           5,896,250
                                                           -----------
              Total Energy                                 $ 7,115,000
                                                           -----------
              Financial - 6.3%
              Misc. Finance - 0.9%
   665,800    Phoenix Duff & Phelps Corp.                  $ 4,702,213
                                                           -----------
              Insurance - 5.4%
   747,400    American Annuity Group, Inc.                 $15,041,425
    40,000    Financial Security Assurance Hldgs Ltd.        1,740,000
   401,900    Life USA Holding, Inc.*                        6,631,350
   207,600    Western National Corp.                         5,981,475
                                                           -----------
                                                           $29,394,250
                                                           -----------
              Total Financial                              $34,096,463
                                                           -----------
              Services - 19.3%
              Broadcasting & Media - 2.7%
   680,620    Anacomp, Inc. *                              $ 9,528,680
   862,000    National Media Corporation*                    5,010,375
                                                           -----------
                                                           $14,539,055
                                                           -----------
              Health & Personal Care - 2.9%
    33,100    Allou Health & Beauty Care Inc.*             $   258,594
   293,000    Apria Healthcare Group Inc.*                   4,449,938
   124,100    Jenny Craig Inc.*                                930,750
   611,400    Summit Care Corp. Association*+               10,202,738
                                                           -----------
                                                           $15,842,020
                                                           -----------
              Hotel & Restaurant - 3.3%
   629,700    Darden Restaurants                           $ 7,162,838
    18,400    Shoney's Inc.*                                    86,250
   403,400    Triarc Company, Inc.*                          9,126,925
   172,300    Uno Restaurant Corp.*                          1,141,488
                                                           -----------
                                                           $17,517,501
                                                           -----------
              Pharmaceuticals - 5.3%
   330,000    Alexion Pharmaceuticals, Inc.*               $ 3,877,500
   780,000    Anergen Inc.*                                  2,340,000


The accompanying notes are an integral part of these financial statements.   13

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 10/31/97                    (continued)

Shares                                                          Value
              Pharmaceuticals - (continued)
   496,500    Aronex Pharmaceuticals, Inc.*               $  2,730,750
   399,000    ImClone Systems, Inc.                          2,593,500
   230,800    Magellan Health Services, Inc.*                6,649,925
   410,800    Molecular Biosystems, Inc.*                    4,108,000
   215,000    Perrigo Co.*                                   3,305,625
   690,000    Targeted Genetics Corp.*                       2,760,000
                                                          ------------
                                                          $ 28,365,300
                                                          ------------
              Publishing - 2.7%
   656,000    John H. Harland Co.                         $ 14,719,000
                                                          ------------
              Services - 2.4%
   448,200    Cross Continent Auto Retailers Inc.*        $  4,425,975
    27,500    First Aviation Services, Inc.*                   213,125
   361,500    National Processing Inc.*                      3,682,781
   223,700    United Auto Group*                             4,557,888
     1,700    Whitman Education Group Inc.*                      9,775
                                                          ------------
                                                          $ 12,889,544
                                                          ------------
              Total Services                              $103,872,420
                                                          ------------
              Technology - 15.3%
              Technology - 0.9%
   255,700    Learning Company Inc.*                      $  4,826,338
                                                          ------------
              Business Machines - 1.0%
 1,302,400    Amtech Corp.*+                              $  5,209,600
                                                          ------------
              Computer Services - 8.0%
   410,000    Apertus Technologies, Inc.*                 $    820,000
   812,500    Boca Research Inc.*+                           6,195,313
   716,600    Broadway & Seymour, Inc.*+                     6,986,850
   367,500    Creative Computers, Inc.*                      5,558,438
   423,500    Dataflex Corp.*+                               1,826,344
   574,500    INTERLINQ Software Corp.*+                     2,333,906
 1,417,500    Learmonth & Burchett Management Systems
               Plc (Sponsored A.D.R.)*+                      4,075,313
   854,000    Meridian Data, Inc.*+                          3,896,375
   380,000    Progress Software Corp.*                       8,122,500
   718,000    Work Group Technology Corp.*+                  3,096,375
                                                          ------------
                                                          $ 42,911,414
                                                          ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

Shares                                                                   Value
                      Electronics - 5.4%
        500,500       Acme Electric Corp.*+                        $  3,253,250
         10,000       Checkpoint Systems Inc.*                          160,000
         35,500       Espey Manufacturing & Electronics Corp.           616,813
          3,000       Franklin Electronic Publishers Inc.*               42,000
        795,000       Information Storage Devices, Inc.*+             6,161,250
        262,000       Leslie Fay Co.*                                 4,224,750
        452,100       MagneTek, Inc.*                                 9,183,281
        579,000       NAI Technologies, Inc.*+                        1,664,625
        663,100       Signal Technology Corp.*+                       3,893,740
                                                                   ------------
                                                                   $ 29,199,709
                                                                   ------------
                      Total Technology                             $ 82,147,061
                                                                   ------------
                      TOTAL COMMON STOCKS
                      (Cost $434,156,250)                          $498,500,903
                                                                   ------------
Principal
Amount
                      TEMPORARY CASH INVESTMENTS - 7.4%
                      Commercial Paper - 7.4%
    $ 5,516,000       AGFC, 5.64%, 11/07/97                        $  5,516,000
     10,000,000       American Express Co. 5.55%, 11/3/97            10,000,000
      7,955,000       Ford Motor Credit Co., 5.57%, 11/05/97          7,955,000
      9,843,000       G.E. Capital Corp., 5.60%, 11/06/97             9,843,000
      6,467,000       Prudential, 5.54%, 11/04/97                     6,467,000
                                                                   ------------
                      TOTAL TEMPORARY CASH INVESTMENTS
                      (Cost $39,781,000)                           $ 39,781,000
                                                                   ------------
                      TOTAL INVESTMENT IN SECURITIES - 100%
                      (Cost $473,937,250) (a)                      $538,281,903
                                                                   ============

  * Non-income producing security.
  + Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At October 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $473,937,250 was as follows:

 Aggregate gross unrealized gain for all investments in which
   there is an excess of value over tax cost                      $  98,811,941
 Aggregate gross unrealized loss for all investments in which
   there is an excess of tax cost over value                        (34,467,288)
                                                                  -------------
 Net unrealized gain                                              $  64,344,653
                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1997, aggregated $265,279,119 and $292,460,377, respectively.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Small Company Fund

BALANCE SHEET 10/31/97


ASSETS:
  Investment in securities (including temporary cash investments of
    $39,781,000) (cost $473,937,250)                                    $538,281,903
  Cash                                                                       113,940
  Receivables -
   Investment securities sold                                              6,476,466
   Fund shares sold                                                          456,005
   Dividends and interest                                                    338,296
  Organizational costs - net                                                  29,574
  Other                                                                        8,273
                                                                        ------------
    Total assets                                                        $545,704,457
                                                                        ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                      $  6,422,989
   Fund shares repurchased                                                   691,788
  Due to affiliates                                                          850,134
  Accrued expenses                                                           147,569
                                                                        ------------
    Total liabilities                                                   $  8,112,480
                                                                        ------------
NET ASSETS:
  Paid-in capital                                                       $409,016,642
  Accumulated undistributed net realized gain on investments              64,230,682
  Net unrealized gain on investments                                      64,344,653
                                                                        ------------
    Total net assets                                                    $537,591,977
                                                                        ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $252,176,736/16,472,656 shares)                     $      15.31
                                                                        ============
  Class B (based on $267,488,687/17,715,296 shares)                     $      15.10
                                                                        ============
  Class C (based on $17,926,554/1,186,611 shares)                       $      15.11
                                                                        ============
MAXIMUM OFFERING PRICE:
  Class A                                                               $      16.24
                                                                        ============



16    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

STATEMENT OF OPERATIONS

For the Year Ended 10/31/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $18,491)       $2,053,143
  Interest                                                    1,629,092
                                                             ----------
    Total investment income                                                $  3,682,235
                                                                           ------------
EXPENSES:
  Management fees                                            $4,269,069
  Transfer agent fees
   Class A                                                      696,138
   Class B                                                      571,136
   Class C                                                       36,449
  Distribution fees
   Class A                                                      584,306
   Class B                                                    2,430,759
   Class C                                                      172,569
  Accounting                                                     95,394
  Custodian fees                                                 76,772
  Registration fees                                             167,355
  Professional fees                                              83,239
  Printing                                                       41,355
  Organizational costs                                            9,793
  Fees and expenses of nonaffiliated trustees                    15,712
  Miscellaneous                                                  50,328
                                                             ----------
   Total expenses                                                          $  9,300,374
   Less fees paid indirectly                                                    (33,467)
                                                                           ------------
   Net expenses                                                            $  9,266,907
                                                                           ------------
    Net investment loss                                                    $ (5,584,672)
                                                                           ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $ 69,812,627
  Change in net unrealized gain or loss on investments                       65,111,218
                                                                           ------------
   Net gain on investments                                                 $134,923,845
                                                                           ------------
   Net increase in net assets resulting from operations                    $129,339,173
                                                                           ============


The accompanying notes are an integral part of these financial statements.   17

Pioneer Small Company Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Year ended 10/31/97 and for the Period from 11/2/95 to 10/31/96


                                                               Year Ended        Period Ended
                                                                10/31/97           10/31/96
FROM OPERATIONS:
Net investment income (loss)                                  $  (5,584,672)      $       6,664
Net realized gain on investments                                 69,812,627          32,601,127
Change in net unrealized gain or loss on investments             65,111,218            (766,565)
                                                              -------------       -------------
  Net increase in net assets resulting from operations        $ 129,339,173       $  31,841,226
                                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.00 and $0.02 per share, respectively)           $           -       $    (100,661)
In excess of net investment income:
  Class B ($0.00 and $0.02 per share, respectively)                       -             (46,730)
Net realized gain:
  Class A ($0.91 and $0.00 per share, respectively)             (15,757,933)                  -
  Class B ($0.91 and $0.00 per share, respectively)             (15,659,376)                  -
  Class C ($0.91 and $0.00 per share, respectively)              (1,198,552)                  -
                                                              -------------       -------------
    Total distributions to shareholders                       $ (32,615,861)      $    (147,391)
                                                              -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  81,888,958       $ 477,488,754
Reinvestment of distributions                                    28,220,336             128,843
Cost of shares repurchased                                     (124,997,871)        (53,654,190)
                                                              -------------       -------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                                   $ (14,888,577)      $ 423,963,407
                                                              -------------       -------------
  Net increase in net assets                                  $  81,834,735       $ 455,657,242
NET ASSETS:
Beginning of period                                             455,757,242             100,000
                                                              -------------       -------------
End of period (including accumulated undistributed net
  investment income of $0 and $7,668, respectively)           $ 537,591,977       $ 455,757,242
                                                              =============       =============


CLASS A                           '97 Shares      '97 Amount       '96 Shares       '96 Amount
Shares sold                        4,220,016     $  55,164,381     20,658,247     $ 241,718,453
Reinvestment of distributions      1,162,079        14,305,198          8,422            89,948
Less shares repurchased           (6,412,012)      (86,801,534)    (3,169,096)      (39,772,964)
                                  ----------     -------------     ----------     -------------
  Net increase (decrease)         (1,029,917)    $ (17,331,955)    17,497,573     $ 202,035,437
                                  ----------     -------------     ----------     -------------
CLASS B
Shares sold                        1,871,189     $  24,706,488     18,263,829     $ 217,591,111
Reinvestment of distributions      1,067,469        13,044,471          3,639            38,895
Less shares repurchased           (2,489,326)      (33,236,413)    (1,006,504)      (12,485,791)
                                  ----------     -------------     ----------     -------------
  Net increase                       449,332     $   4,514,546     17,260,964     $ 205,144,215
                                  ----------     -------------     ----------     -------------
CLASS C*
Shares sold                          152,724     $   2,018,089      1,445,032     $  18,179,190
Reinvestment of distributions         71,249           870,667              -                 -
Less shares repurchased             (372,397)       (4,959,924)      (109,997)       (1,395,435)
                                  ----------     -------------     ----------     -------------
  Net increase (decrease)           (148,424)    $  (2,071,168)     1,335,035     $  16,783,755
                                  ==========     =============     ==========     =============

* Class C shares were first publicly offered on January 31, 1996.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/97

                                                                                     11/2/95
                                                                 Year Ended             to
                                                                  10/31/97           10/31/96
CLASS A
Net asset value, beginning of period                              $ 12.66           $  10.00
                                                                  ---------         ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $ (0.11)          $   0.05
 Net realized and unrealized gain on investments                     3.67               2.63
                                                                  ---------         ---------
    Net increase from investment operations                       $  3.56           $   2.68
Distributions to shareholders:
 Net investment income                                                  -              (0.02)
 Net realized gain                                                  (0.91)                 -
                                                                  ---------         ----------
Net increase in net asset value                                   $  2.65           $   2.66
                                                                  ---------         ----------
Net asset value, end of period                                    $ 15.31           $  12.66
                                                                  =========         ==========
Total return*                                                       29.88%             26.87%
Ratio of net expenses to average net assets                          1.49%+             1.54%**+
Ratio of net investment income (loss) to average net assets        ( 0.76)%+            0.34%**+
Portfolio turnover rate                                                57%                43%**
Average commission rate paid (1)                                $  0.0497         $   0.0471
Net assets, end of period (in thousands)                        $ 252,177         $  221,601
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for fees
  paid indirectly:
 Net expenses                                                           -               1.55%**
 Net investment income                                                  -               0.33%**
Ratios assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                        1.48%              1.51%**
 Net investment income (loss)                                      ( 0.75)%             0.37%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/97


                                                                                      11/2/95
                                                                 Year Ended              to
                                                                  10/31/97            10/31/96
CLASS B
Net asset value, beginning of period                              $ 12.59            $  10.00
                                                                  ---------          ---------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.20)           $  (0.01)
 Net realized and unrealized gain on investments                     3.62                2.62
                                                                  ---------          ----------
  Net increase from investment operations                         $  3.42            $   2.61
Distributions to shareholders:
 In excess of net investment income                                     -              ( 0.02)
 Net realized gain                                                  (0.91)                  -
                                                                  ---------          ----------
Net increase in net asset value                                   $  2.51            $   2.59
                                                                  ---------          ----------
Net asset value, end of period                                    $ 15.10            $  12.59
                                                                  =========          ==========
Total return*                                                       28.88%              26.09%
Ratio of net expenses to average net assets                          2.19%+              2.26**+
Ratio of net investment loss to average net assets                  (1.46)%+            (0.42)%**+
Portfolio turnover rate                                                57%                 43%**
Average commission rate paid (1)                                $  0.0497          $   0.0471
Net assets, end of period (in thousands)                        $ 267,489          $  217,346
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for fees
  paid indirectly:
 Net expenses                                                           -                2.27%**
 Net investment loss                                                    -               (0.43)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                        2.18%               2.23%**
 Net investment loss                                                (1.45)%             (0.39)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

FINANCIAL HIGHLIGHTS 10/31/97


                                                                               1/31/96
                                                          Year Ended              to
                                                           10/31/97            10/31/96
CLASS C
Net asset value, beginning of period                       $ 12.59            $  11.01
                                                           ---------          --------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.21)           $  (0.03)
 Net realized and unrealized gain on investments              3.64                1.61
                                                           ---------          --------
    Net increase from investment operations                $  3.43            $   1.58
Distributions to shareholders:
 Net realized gain                                           (0.91)                  -
                                                           ---------          --------
Net increase in net asset value                            $  2.52            $   1.58
                                                           ---------          --------
Net asset value, end of period                             $ 15.11            $  12.59
                                                           ==========         ========
Total return*                                                28.96%              14.35%
Ratio of net expenses to average net assets                   2.17%+              2.25%**+
Ratio of net investment loss to average net assets           (1.44)%+            (0.45)%**+
Portfolio turnover rate                                         57%                 43%**
Average commission rate paid (1)                           $0.0497            $ 0.0471
Net assets, end of period (in thousands)                   $17,927            $ 16,811
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 2.16%               2.21%**
 Net investment loss                                         (1.43)%             (0.41)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Small Company Fund

NOTES TO FINANCIAL STATEMENTS 10/31/97

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective May 24, 1996, and until further notice, the Fund was closed to new investors. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Small Company Fund


   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1997, the Fund reclassified $5,567,211 and $9,793 from accumulated undistributed net realized gain on investments and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $17,810,635 as a capital gain dividend for the purposes of the dividend paid deduction.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $110,220 in underwriting commissions on the sale of fund shares during the year ended October 31, 1997.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized

Pioneer Small Company Fund
   gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PMC, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1997, $416,578 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $126,494 in transfer agent fees payable to PSC at October 31, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities

Pioneer Small Company Fund


primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $307,062 in distribution fees payable to PFD at October 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1997, CDSCs in the amount of $644,751 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $33,467 under such arrangements.

6. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1997:

Pioneer Small Company Fund

                                                                      Dividend
Affiliates                              Purchases        Sales         Income         Value
------------------------------------   -------------   ------------   ----------   -------------
Acme Electric Corp.                     $        --     $       --     $     --     $  3,253,250
Amtech Corp.                              8,012,913        269,960           --        5,209,600
Bally Total Fitness Holding Corp.         3,504,000      1,317,456           --       23,765,475
Boca Research Inc.                        6,867,219             --           --        6,195,313
Broadway & Seymour, Inc.                         --        293,740           --        6,986,850
Buttrey Food & Drug Stores Co.                   --             --           --        6,148,125
Catherines Stores Corp.                          --             --           --        3,392,500
Chic by H.I.S., Inc.                             --        571,072           --        6,761,156
Crown Vantage, Inc.                         435,000             --           --        8,457,225
Dataflex Corp.                                   --             --           --        1,826,344
EKCO Group, Inc.                          2,580,382             --           --        7,568,812
Ferrofluidics Corp.                       3,294,000             --           --        2,562,000
Information Storage Devices, Inc.                --        679,915           --        6,161,250
INTERLINQ Software Corp.                         --             --           --        2,333,906
InterTAN, Inc.                                   --             --           --        5,586,250
Jan Bell Marketing, Inc.                  2,485,415             --           --        7,445,387
Kentucky Electric Steel, Inc.                    --             --           --        3,539,200
Learmonth & Burchett Management
  Systems Plc (Sponsored A.D.R.)                 --             --           --        4,075,313
Marisa Christina, Inc.                    1,983,624             --           --        3,636,562
Meridian Data, Inc.                       1,476,312             --           --        3,896,375
NAI Technologies, Inc.                           --             --           --        1,664,625
Nashua Corp.                              2,368,925             --           --        7,146,312
Pepsi-Cola Puerto Rico
  Bottling Co. (Class B)                    876,000        734,625           --        5,932,500
Phar-Mor, Inc.                            1,561,406             --           --        8,581,775
River Oaks Furniture, Inc.                  398,720             --           --                0
Salient 3 Communications, Inc.              252,875             --       78,911        4,586,713
Signal Technology Corp.                          --        145,311           --        3,893,740
Specialty Chemical Resources, Inc.               --             --           --          483,750
Summit Care Corp. Association             8,318,799             --           --       10,202,738
Sun Coast Industries, Inc.                       --        649,935           --        1,230,000
Transmedia Network Inc.                   3,790,302             --       26,356        3,101,313
Uniroyal Technology Corp.                   510,625             --           --        5,502,375
Work Group Technology Corp.                 462,360             --           --        3,096,375
Zapata Corp.                              6,631,938      2,024,336      380,170       19,012,481
                                        -----------     ----------     --------     ------------
                                        $55,810,815     $6,686,350     $485,437     $193,235,590
                                        ===========     ==========     ========     ============

Pioneer Small Company Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders And The Board Of Trustees Of Pioneer Small Company Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of October 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 3, 1997

Pioneer Small Company Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                             Officers
John F. Cogan, Jr.                   John F. Cogan, Jr., Chairman and
Mary K. Bush                          President
Richard H. Egdahl, M.D.              David D. Tripple, Executive Vice President
Margaret B.W. Graham                 Todd Grady, Vice President
John W. Kendrick                     William H. Keough, Treasurer
Marguerite A. Piret                  Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II






*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]


Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com


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